UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 11, 2005

Date of earliest event reported: March 9, 2005

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 9, 2005, the Registrant announced that its subsidiaries, LG PL, LLC and La Grange Acquisition, L.P. had signed an agreement with Atlas Pipeline Partners, L.P. to sell its Oklahoma natural gas gathering, processing and treating assets, referred to as the Elk City system, as described in the press release dated March 9, 2005, attached as an Exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following is filed herewith:

Exhibit Number 99.1 – Press Release dated March 9, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners, GP, Limited Partnership, General Partner
	By:	Enery Transfer Partners, L.L.C., General Partner

Date: March 11, 2005	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 9, 2005

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